FIDUCIARY CAPITAL GROWTH FUND, INC.

              SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 30, 1998

  As set forth on pages 5 through 8 of the Prospectus, shares of the Fund may be purchased and redeemed through Processing Intermediaries. Processing Intermediaries that instruct Firstar Trust Company in writing may make redemption requests by telephone by calling Firstar Trust Company at (800) 811-5311 or (414) 765-4124 provided the redemption proceeds are to be mailed or wired to the Processing Intermediary's address or bank of record as shown on the records of the transfer agent. The Fund reserves the right to refuse a telephone redemption request if it believes it advisable to do so. PROCEDURES FOR TELEPHONE REDEMPTIONS MAY BE MODIFIED OR TERMINATED AT ANY TIME BY THE FUND OR FIRSTAR TRUST COMPANY. Neither the Fund nor Firstar Trust Company will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. In the event a Processing Intermediary cannot contact Firstar Trust Company by telephone, the Processing Intermediary should make a redemption request in writing in the manner set forth on pages 7 and 8 of the Prospectus. See pages 7 and 8 of the Prospectus for additional information concerning the redemption of shares of the Fund.

               THE DATE OF THIS SUPPLEMENT IS FEBRUARY 20, 1998.